EXHIBIT 10.10

MEMORANDUM OF LEGAL SERVICES

In consideration of (1) $10,000 in cash and (2) the Newlan Unit, Newlan & Newlan, Ltd. shall perform $15,000 in legal services on behalf of SafedoX, Inc., as follows:

(1)	$3,000 for organizational, acquisition and third-party contract efforts;

(2)	$3,000 for private offering efforts; and

(3)	$9,000 for “turn-key” Registration Statement on Form S-1 efforts.

NEWLAN & NEWLAN, LTD.

By:	/s/ ERIC NEWLAN
its authorized officer

AGREED AND ACCEPTED ON APRIL 26, 2011:

SAFEDOX, INC.

By:	/s/ MANOJ PATEL
Manoj Patel
President